Investments	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Nonparticipant-Directed Investment [Line Items]
Investments

C. Investments

Participants may direct their 401(k) salary and/or bonus deferrals and employer contributions to be invested into any of the investment options offered by the Plan, including Range Resources Corporation common stock. Additionally, upon election, an employee can use a self-directed brokerage account where monies are invested in permitted investments, such as mutual funds and ETFs, and investment decisions are directed by the employee. Employees are permitted to a maximum investment in the self-directed brokerage account of 100% of their 401(k) investment balance.

Common stock of the Company represented approximately 5% and 6% of net assets available for benefits as of December 31, 2025 and 2024, respectively.